As filed with the Securities and Exchange Commission on February 11, 2002

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE  SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants ☒
Check the appropriate box:
Filed by a Party other than the Registrant ☐
☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
THE ASSET PROGRAM, INC. (2 Series)
Mercury Growth Opportunity Fund
Mercury U.S. Government Securities Fund

FUND ASSET MANAGEMENT MASTER TRUST
(2 Series)
Low Duration Master Portfolio
Total Return Bond Master Portfolio

MASTER FOCUS TWENTY TRUST

MASTER MID CAP GROWTH TRUST

MASTER LARGE CAP SERIES TRUST (3 Series)
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio

MERCURY FOCUS TWENTY FUND, INC.

MERCURY HW FUNDS (3 Series)
Mercury Low Duration Fund
Mercury Total Return Bond Fund
Mercury HW International Value Fund

MERCURY MID CAP GROWTH FUND, INC.

MERCURY LARGE CAP SERIES FUNDS, INC.
(3 Series)
Mercury Large Cap Growth Fund
Mercury Large Cap Value Fund
Mercury Large Cap Core Fund

(Name of Registrants as Specified In Their Charters) SAME AS ABOVE (Name of Persons) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)	Proposed maximum aggregate value of transaction:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 1-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE ASSET PROGRAM, INC. (2 Series)
Mercury Growth Opportunity Fund
Mercury U.S. Government Securities Fund

FUND ASSET MANAGEMENT MASTER TRUST (2 Series)
Low Duration Master Portfolio
Total Return Bond Master Portfolio

MASTER FOCUS TWENTY TRUST

MASTER MID CAP GROWTH TRUST

MASTER LARGE CAP SERIES TRUST (3 Series)
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio

MERCURY FOCUS TWENTY FUND, INC.

MERCURY HW FUNDS (3 Series)
Mercury Low Duration Fund
Mercury Total Return Bond Fund
Mercury HW International Value Fund

MERCURY MID CAP GROWTH FUND, INC.

MERCURY LARGE CAP SERIES FUNDS, INC. (3 Series)
Mercury Large Cap Growth Fund
Mercury Large Cap Value Fund
Mercury Large Cap Core Fund

P.O. Box 9011
Princeton, New Jersey 08543–9011

NOTICE OF 2002 MEETINGS OF SHAREHOLDERS

TO BE HELD ON MARCH 15, 2002*

To the Shareholders:

NOTICE IS HEREBY GIVEN that a meeting of shareholders (each, a “Meeting” and collectively, the “Meetings”) of each of the above-listed investment companies (each, a “Fund,” which term includes the individual series of the above-listed series funds or trusts, and collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, March 15, 2002, (except Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc., which will be held on Monday, March 25, 2002) at the times specified in Exhibit A to this Combined Proxy Statement for the following purposes:

(1)
To elect the Board Members (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve until their successors have been duly elected and qualified or until their earlier resignation or removal.

The shareholders of Mercury Focus Twenty Fund, Inc. will also vote in connection with the election of the Board Members of Master Focus Twenty Trust. The shareholders of Mercury Advisors Focus Growth Fund of Oppenheimer Select Managers will also vote in connection with the election of the Board Members of Master Focus Twenty Trust. The shareholders of Mercury Large Cap Series Funds, Inc. will also vote in connection with the election of the Board Members of Master Large Cap Series Trust. The shareholders of Mercury Low Duration Fund and Mercury Total Return Bond Fund of Mercury HW Funds will also vote in connection with the election of the Board Members of Fund Asset Management Master Trust. The shareholders of Mercury Mid Cap Growth Fund, Inc. will also vote in

*	March 25, 2002 for Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc.

connection with the election of the Board Members of Master Mid Cap Growth Trust. The shareholders of the other feeder funds, not previously named in this paragraph, of each of Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust and Fund Asset Management Master Trust (each a “Master Trust”) will also vote in connection with the election of Board Members in their respective Master Trust, and will receive a separate notice and proxy statement.

The election of Board Members of The Asset Program, Inc. (“Asset Program”) requires the vote of shareholders of all three series of Asset Program. Shareholders of the other series of Asset Program will receive a separate notice and proxy statement with respect to the election of the Board Members of Asset Program.

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board Members of each Fund have fixed the record date for the determination of shareholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof at the close of business on January 22, 2002 (except for Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc. for which the record date has been set at the close of business on January 28, 2002).

A complete list of the shareholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after March 1, 2002 (March 11, 2002 for Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc.), at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend any Meeting at which you may vote shares. Shareholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-515-0337.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Master Large Cap Series Trust and Mercury Large Cap Series Funds, Inc.

SUSAN B. BAKER
Secretary of Master Focus Twenty Trust, Master Mid Cap Growth Trust, Mercury Focus Twenty Fund, Inc. and Mercury Mid Cap Growth Fund, Inc.

ALLAN J. OSTER
Secretary of The Asset Program, Inc.

PHILLIP S. GILLESPIE
Secretary of Fund Asset Management Master Trust and Mercury HW Funds

Plainsboro, New Jersey
Dated: February 11, 2002

COMBINED PROXY STATEMENT

THE ASSET PROGRAM, INC. (2 Series)
Mercury Growth Opportunity Fund
Mercury U.S. Government Securities Fund

FUND ASSET MANAGEMENT MASTER TRUST (2 Series)
Low Duration Master Portfolio
Total Return Bond Master Portfolio

MASTER FOCUS TWENTY TRUST

MASTER MID CAP GROWTH TRUST

MASTER LARGE CAP SERIES TRUST (3 Series)
Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio

MERCURY FOCUS TWENTY FUND, INC.

MERCURY HW FUNDS (3 Series)
Mercury Low Duration Fund
Mercury Total Return Bond Fund
Mercury HW International Value Fund

MERCURY MID CAP GROWTH FUND, INC.

MERCURY LARGE CAP SERIES FUNDS, INC. (3 Series)
Mercury Large Cap Growth Fund
Mercury Large Cap Value Fund
Mercury Large Cap Core Fund

P.O. Box 9011
Princeton, New Jersey 08543–9011

2002 MEETINGS OF SHAREHOLDERS

March 15, 2002*

*	March 25, 2002 for Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc.

The funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement
The Asset Program, Inc.	Asset Program
Mercury Growth Opportunity Fund	Mercury Growth Opportunity
Mercury U.S. Government Securities Fund	Mercury U.S. Gov’t
Fund Asset Management Master Trust	FAM Trust
Low Duration Master Portfolio	Master Low Duration
Total Return Bond Master Portfolio	Master Total Return Bond
Master Focus Twenty Trust	Focus Twenty Trust
Master Mid Cap Growth Trust	Mid Cap Trust
Master Large Cap Series Trust	Large Cap Trust
Master Large Cap Growth Portfolio	Large Cap Growth
Master Large Cap Value Portfolio	Large Cap Value
Master Large Cap Core Portfolio	Large Cap Core
Mercury Focus Twenty Fund, Inc.	Mercury Focus Twenty
Mercury HW Funds	Mercury HW
Mercury Low Duration Fund	Mercury Low Duration
Mercury Total Return Bond Fund	Mercury Total Return Bond
Mercury HW International Value Fund	Mercury HW International Value
Mercury Large Cap Series Funds, Inc.	Mercury Large Cap
Mercury Large Cap Growth Fund	Mercury Large Cap Growth
Mercury Large Cap Value Fund	Mercury Large Cap Value
Mercury Large Cap Core Fund	Mercury Large Cap Core
Mercury Mid Cap Growth Fund, Inc.	Mercury Mid Cap

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a “Fund,” which term includes the individual series of the above-listed Funds, where applicable, and collectively, the “Funds”) to be voted at a Meeting of Shareholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, March 15, 2002 (except for the Meetings for Mid Cap Trust and Mercury Mid Cap, which will be held on Monday, March 25, 2002) at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is February 15, 2002.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares or Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Board Members,” the investment adviser or manager of each Fund is referred to as the “Investment Adviser,” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. It is proposed that the same Board Member nominees serve on the Board of each Fund. Unless instructions to the contrary are marked, proxies will be voted:

1)	“FOR” the election of the Board Member nominees of each Fund.

The shareholders of Mercury Focus Twenty will also vote in connection with the election of the Board Members of the Focus Twenty Trust. The shareholders of Mercury Large Cap will also vote in connection with the election of the Board Members of Large Cap Trust. The shareholders of Mercury Low Duration and Mercury Total Return Bond of Mercury HW (the “FAM Funds”) will also vote in connection with the election of the Board Members of FAM Trust. The shareholders of Mercury Mid Cap will also vote in connection with the election of the Board Members of Mid Cap Trust. The shareholders of the other feeder funds, not previously named in this paragraph, of each of Focus Twenty Trust, Large Cap Trust, Mid Cap Trust and FAM Trust (each a “Master Trust”) will also vote in connection with the election of Board Members of their respective Master Trust, and will receive a separate notice and proxy statement. The shareholders of Mercury Advisors Focus Growth Fund of Oppenheimer Select Managers will vote in connection with the election of the Board Members of Focus Twenty Trust.

The election of Board Members of Asset Program requires the vote of shareholders of all three series of Asset Program. Shareholders of the other series of Asset Program will receive a separate notice and proxy statement with respect to the election of the Board Members of Asset Program.

Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the applicable Meeting.

The Board of each Fund has fixed the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournments thereof at the close of business on January 22, 2002 (except Mid Cap Trust and Mercury Mid Cap for which the Record Date has been set at the close of business on January 28, 2002). Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of a Fund’s outstanding Common Stock or five percent or more of the outstanding Common Stock of any series.

The Board Members of each Fund know of no business other than that mentioned in Item 1 of the Notice of Meetings that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

ITEM 1:    ELECTION OF BOARD MEMBERS

At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

It is proposed that the same Board Member nominees serve on the Board of each Fund. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the following Board Member nominees: James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden, and Stephen B. Swensrud. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibit B.

The Board of each Fund knows of no reason why any of the Board Member nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Committee and Board Meetings.    The Board of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of each Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board of each Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of a Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

During each Fund’s most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. For more information about Committee and Board meetings, see Exhibit B to this Combined Proxy Statement.

Interested Persons.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Glenn is the President of each Fund. See Exhibit B to this Combined Proxy Statement.

Compensation of Board Members.    The Investment Adviser pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays fees to each Board Member who is not affiliated with the Investment Adviser (each, a “non-affiliated Board Member”) for service to the Fund. The Funds currently use three basic compensation structures:

A. For certain Funds,(1) each non-affiliated Board Member receives an aggregate annual retainer for his or her services to multiple investment companies including those Funds. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each such Fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member are allocated equally among those investment companies.

B. Asset Program pays each non-affiliated Board Member an annual fee of $2,200 for serving as a Board Member plus a fee of $450 for each Board meeting attended in person. The Fund also pays each member of the Committee an annual fee of $2,200, plus a fee of $450 for each Committee meeting attended in person.

C. For FAM Trust and Mercury HW, each non-affiliated Board Member receives an aggregate annual retainer of $18,000 for his or her services to multiple investment companies including FAM Trust and Mercury HW. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each such Fund. In addition, each non-affiliated Board Member receives an aggregate annual fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member are $18,000 in the aggregate and are allocated among those investment companies based on their relative net assets.

(1)
Focus Twenty Trust, Large Cap Trust, Mercury Focus Twenty, Mercury Mid Cap, Mercury Large Cap and Mid Cap Trust. The aggregate annual retainer is $100,000 and the aggregate annual meeting fee is $60,000.

Each Fund also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement.

After the election of the Board Members at the Meetings, the compensation structure for all the Funds is expected to be the structure described in B above. The annual and per meeting fees paid are expected to vary from Fund to Fund. Information relating to the estimated aggregate fees and expenses to be paid by each Fund to its non-affiliated Board Members if all nominees are elected is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds.    Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.    Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Board Member nominee: (i) the number of shares of each Fund owned; (ii) the aggregate dollar range of equity in each Fund such share ownership represents; and (iii) the aggregate dollar range of securities in all registered funds overseen by the Board Member nominee that are advised by the Investment Adviser or its affiliate. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding at such date. As of the Record Date, other than Mr. Glenn, no Board Member nominee and his or her immediate family members owned beneficially or of record any securities of ML & Co. At such date, Mr. Glenn, a Board Member of each Fund (except FAM Trust and Mercury HW) and President of each Fund, and the other officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item with respect to each Fund.

The Board of each Fund recommends that the shareholders of that Fund vote FOR the election of the Board Member nominees.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of $3,500 per Fund, plus out-of-pocket expenses of approximately $10,000.

Quorum and Vote Required

For all of the Meetings, a quorum consists of holders of one-third of the outstanding shares of the applicable Fund (with all series taken together) present in person or by proxy.

Assuming a quorum is present, approval of the election of Board Members will require the affirmative vote of shareholders holding at least the percentage of shares indicated in the chart below. As used below, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Item 1.
Fund	Vote Required
Asset Program	Affirmative vote of a plurality of the votes cast by all series voting together
Mercury Growth Opportunity
Mercury U.S. Gov’t

FAM Trust	Affirmative vote by more than 50% of the total
Master Low Duration	interests of the holders present by all series voting
together
Master Total Return Bond

Focus Twenty Trust	Affirmative vote by more than 50% of the total interests of the holders present

Mid Cap Trust	Affirmative vote by more than 50% of the total interests of the holders present

Item 1.
Fund	Vote Required
Large Cap Trust	Affirmative vote by more than 50% of the total
Large Cap Growth	interests of the holders present by all series voting
together
Large Cap Value
Large Cap Core

Mercury Focus Twenty	Affirmative vote of a plurality of the votes cast

Mercury HW	Affirmative vote of a plurality of the votes cast by all
Mercury Low Duration	series voting together
Mercury Total Return Bond
Mercury HW International Value

Mercury Mid Cap	Affirmative vote of a plurality of the votes cast

Mercury Large Cap	Affirmative vote of a plurality of the votes cast by all
Mercury Large Cap Growth	series voting together
Mercury Large Cap Value
Mercury Large Cap Core

If, by the time scheduled for a Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to take action with respect to the proposal are not received from the shareholders, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund’s shareholders.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

1) “FOR” the election of the Fund’s Board Member nominees

The shareholders of Mercury Focus Twenty, Mercury Large Cap, the FAM Funds and Mercury Mid Cap will also vote in connection with the election of the Board Members of Focus Twenty Trust, Large Cap Trust, FAM Trust and Mid Cap Trust, respectively. The shareholders of Mercury Advisors Focus Growth Fund of Oppenheimer Select Managers will vote in connection with the election of the Board Members of Focus Twenty Trust.

Broker-dealer firms holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for

Maryland corporations(1) and for Mercury HW and will have the same effect as a vote against Item 1 for Delaware business trusts.(2)

(1)	Asset Program, Mercury Focus Twenty, Mercury Mid Cap and Mercury Large Cap.
(2)	FAM Trust, Focus Twenty Trust, Mid Cap Trust and Large Cap Trust.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to shareholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to the Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of non-audit services under clauses (ii) and (iii) are compatible with maintaining the independence of the independent auditors. The independent auditors for each Fund are either Deloitte & Touche LLP (“D&T”) or Ernst & Young LLP (“E&Y”), as indicated below. Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees	Fiscal Year End
Asset Program[1]	D&T	$29,000	$21,600	$5,370,200	1/31/01
FAM Trust	E&Y	None	None	None	6/30/01
Master Low Duration	E&Y	$20,000	$5,000	None	6/30/01
Master Total Return Bond	E&Y	$17,000	$5,000	None	6/30/01
Focus Twenty Trust	D&T	$33,200	$7,000	$5,370,200	11/30/01
Mid Cap Trust	D&T	$19,200	$7,000	$5,370,200	8/31/01
Large Cap Trust[1]	D&T	$87,600	$21,000	$5,370,200	10/31/01
Mercury Focus Twenty	D&T	$3,200	$5,600	$5,370,200	11/30/01
Mercury HW	E&Y	None	None	None	6/30/01
Mercury Low Duration	E&Y	$8,000	$4,000	None	6/30/01
Mercury Total Return Bond	E&Y	$8,000	$4,000	None	6/30/01
Mercury HW International Value	E&Y	$20,000	$4,000	None	6/30/01
Mercury Mid Cap	D&T	$3,200	$5,000	$5,370,200	8/31/01
Mercury Large Cap[1]	D&T	$9,600	$15,000	$5,370,200	10/31/01

(1)	Amounts shown include fees charged to each individual series.

Address of Investment Adviser

The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish to any shareholder upon request, without charge, a copy of its annual report for the Fund’s last fiscal year and, if applicable, a copy of its most recent semi-annual report. Such requests should be directed to the attention of the Secretary of the applicable Fund. P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-763-2260.

Shareholders’ Meetings

The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will he required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a shareholders’ meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders.

The by-laws of Asset Program provide that a shareholders’ meeting may be called for any purpose by a majority of the Board Members, the President, or on the written request of the shareholders of at least 10% of the outstanding shares entitled to vote at such meeting. The charter of Mercury HW provides that a shareholders’ meeting may be called by the Chairman of the Board, the President or the Board Members and shall be called by the Secretary when requested to do so in writing by shareholders holding not less than 10% of the entire number of shares then outstanding for matters requiring a shareholder vote. The by-laws of Mercury HW also provide that, for all matters that do not require a shareholder vote, a shareholders’ meeting may be called in the same manner upon receipt of the request in writing signed by shareholders holding not less than one-third of the entire number of shares issued and outstanding and entitled to vote. The charter of Focus Twenty Trust and Mid Cap Trust provide that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders holding, in the aggregate, not less than 10% of the interests of the Trust.

The charters of Large Cap Trust and FAM Trust provide that a shareholders’ meeting may be called at any time by a majority of the Board Members and shall be called by any Board Member upon written request of shareholders holding, in the aggregate, not less than 10% of the interests of a series (if the meeting relates solely to that series), or not less than 10% of the interests of the Master Trust (if the meeting relates to the Trust and not solely to a particular series). The by-laws of Mercury Focus Twenty, Mercury Mid Cap and Mercury Large Cap provide that a shareholders’ meeting may be called at any time by a majority of the Board Members, the President, or on written request of at least a majority of the holders of the outstanding shares of capital stock entitled to vote at such meeting.

Shareholder Proposals

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board Members’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Master Large Cap Series Trust and Mercury Large Cap Series Funds, Inc.

SUSAN B. BAKER
Secretary of Master Focus Twenty Trust, Master Mid Cap Growth Trust, Mercury Focus Twenty Fund, Inc. and Mercury Mid Cap Growth Fund, Inc.

ALLAN J. OSTER
Secretary of The Asset Program, Inc.

PHILLIP S. GILLESPIE
Secretary of Fund Asset Management Master Trust and Mercury HW Funds

Dated: February 11, 2002

EXHIBIT A

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Fiscal Year End	State of Organization	Meeting Time
Asset Program[1]	1/31	MD	9:00am
FAM Trust[2]	6/30	DEL	9:40am
Focus Twenty Trust	11/30	DEL	10:00am
Mid Cap Trust	8/31	DEL	3:00pm	[3]
Large Cap Trust[4]	10/31	DEL	10:20am
Mercury Focus Twenty	11/30	MD	3:20pm
Mercury HW5	6/30	MA	3:40pm
Mercury Mid Cap	8/31	MD	4:00pm	[3]
Mercury Large Cap[6]	10/31	MD	4:20pm

1	Consists of three series, two of which are solicited by this Combined Proxy Statement: Mercury Growth and Mercury U.S. Gov’t.
2	Consists of two series: Master Low Duration and Master Total Return Bond.
3	Meeting will be held on March 25, 2002.
4	Consists of three series: Large Cap Growth, Large Cap Value and Large Cap Core.
5	Consists of three series: Mercury Low Duration, Mercury Total Return Bond and Mercury HW International Value.
6	Consists of three series: Mercury Large Cap Growth, Mercury Large Cap Value and Mercury Large Cap Core.

Fund	Shares Outstanding as of the Record Date
The Asset Program
Mercury Growth	11,637,697
Mercury U.S. Gov’t	6,815,521
Mercury Focus Twenty	87,897
Mercury HW
Mercury Low Duration	21,103,686
Mercury Total Return Bond	11,032,184
Mercury HW International Value	31,114,143
Mercury Mid Cap	12,542
Mercury Large Cap
Mercury Large Cap Growth	114,926
Mercury Large Cap Value	262,128
Mercury Large Cap Core	1,027,027

Except as set forth below, to the knowledge of the applicable Fund, as of the Record Date, no person is a beneficial owner of five percent or more of the shares of any Fund or any series, as applicable.

Fund/Series	Name and Address* of Beneficial Owner	Number of Shares Beneficially Owned as of the Record Date
		Number	Percent of Total
Mercury Focus Twenty	Salvatore L. Gengaro TTEE	55,407	63.04%
	Salvatore L. Gengaro Def Bene
	U/A 01/01/77

	Guarantee & Trust Co., TTEE	6,541	7.44%
	FBO Thomas D. Lyon - IRA
	Rollover Trust Dated 10-07-88

	MLPF&S Cust FPO	5,493	6.25%
	Bruce E. Penland IRA
	FBO Bruce E. Penland

	MLPF&S Cust FPO	4,824	5.49%
	Homer A. Hewitt IRA
	FBO Homer A. Hewitt

Mercury Large Cap Value	Michael Moog	19,195	6.35%
	F/B/O MLCC and/or Assigns

Mercury Large Cap Core	Gift Growth Portfolio	138,771	13.51%
	Gift College Investing Plan
	Ark Teacher Retirement System

	Gift Growth & Income Portfolio	68,707	6.69%
	Gift College Investing Plan
	Ark Teacher Retirement System

	Cap 100 Equity Portfolio	51,417	5.01%
	WY College Savings Plan
	Wyoming State Treasurer

* The address for each shareholder listed is 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

Fund/Series	Name and Address* of Beneficial Owner	Number of Shares Beneficially Owned as of the Record Date
		Number	Percent of Total

Mercury HW International Value	Northern Trust Co. Tr.	2,031,769	6.53%
	FBO CIBA Geaigy Savings Plan
	DV-2241375

	Merrill Lynch Trust Co., FSB (1)	1,959,790	6.30%
	TTEE FBO
	Du Pont Savings and Investment

Mercury Large Cap Growth	G. William Zehender TTEE	12,403	10.79%
	Barbara Egan TTEE
	U/W Waide Zehender

	Mr. James H Rowsey	11,336	9.86%

Mercury Mid Cap Growth	Dean Witter Reynolds	6,891	54.95%
	FBO 468011404

	Arnold R. Moeller and	1,443	15.30%
	Janet L. Moeller JTWROS

	Elizabeth Concepcion and	1,919	11.50%
	Vicente P. Concepcion JTWROS

	Mr. Peter J. Sladek	687	5.48%

Mercury Total Return Bond	Merrill Lynch Trust Company (1)	1,728,714	15.67%
	FSB Trustee FBO Geneva Steel
	Union Blended Fund - Unitized

	David X. Marks Foundation	614,210	5.57%

*	The address for each shareholder listed above is 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

(1)
Represents ownership by pension, 401(k) or similar retirement plans. Merrill Lynch Trust Company is the record owner only. The plan sponsor has the authority to vote and the plan participant have the authority to buy/sell shares. To the knowledge of the Fund, no underlying plan participant is the beneficial owner of 5% or more of any class of shares of the Fund.

EXHIBIT B

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

Biographical Information

Certain biographical and other information relating to the Board Member nominee who is an “interested person,” as defined in the Investment Company Act, of each Fund, is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)* P.O. Box 9011 Princeton, New Jersey 08543–9011	Director/Trustee and President(2)
Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM”) (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
			133 registered investment companies consisting of 196 portfolios	None

*
Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser (“MLIM/FAM-advised Funds”). Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

(1)	For information as to term of office and length of time served on each Board, see table immediately following this chart.
(2)
Mr. Glenn was elected President of each Fund (other than FAM Trust and Mercury HW) in 1999. He was elected President of FAM Trust and Mercury HW in 2001. Prior to being elected President he served as Executive Vice President of each Fund (other than FAM Trust and Mercury HW). Mr. Glenn is not currently a Board Member of FAM Trust or Mercury HW.

Certain biographical and other information relating to the Board Member nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
James H. Bodurtha (57)* 36 Popponesset Road Cotuit, Massachusetts 02635	Director/Trustee
Director and Executive Vice President, The China Business Group, Inc. since 1995; Director, The Cahoon Museum of American Art since 1999; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.
			33 registered investment companies consisting of 37 portfolios	None

Joe Grills (66)* P.O. Box 98 Rapidan, Virginia 22733	Director/Trustee
Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992: Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
			20 registered investment companies consisting of 49 portfolios	Kimco Realty Corporation

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Herbert I. London (62)* Washington Square Village New York, New York 10012	Director/Trustee
John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean. Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
			33 registered investment companies consisting of 37 portfolios	None

André F. Perold (49)* Morgan HallSoldiers Field Boston, Massachusetts 02163	Director/Trustee
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Sanlam Limited and Sanlam Life since 2001; Director. Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com since 2000; Director, Quantec Limited 1991 to 1999.
			33 registered investment companies consisting of 37 portfolios	None

Roberta Cooper Ramo (58)* P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director/Trustee
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers Inc. since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Forgo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
			33 registered investment companies consisting of 37 portfolios	None

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Robert S. Salomon, Jr. (64)* 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director/ Trustee
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.
			16 registered investment companies consisting of 36 portfolios	None

Melvin R. Seiden (71)* 780 Third Avenue, Suite 2502 New York, New York 10017	Director/ Trustee	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc.) private investment firm) from 1964 to 1987.	16 registered investment companies consisting of 36 portfolios	None

Stephen B. Swensrud (68)* 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	Director/Trustee
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
			42 registered investment companies consisting of 87 portfolios	None

*
Each of the Board Member nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit and Nominating Committee of each Fund for which he or she currently serves as a Board Member and will be a member of the Committee of each Fund to which he or she is elected a Board Member.

(1)	For information as to term of office and length of time served on the Board, see table immediately following this chart.

Set forth below is the year in which each nominee became a Board Member for the Funds on whose Board he or she currently serves.

Fund	Bodurtha	Glenn	Grills	London	Perold	Ramo	Salomon	Seiden	Swensrud
Asset Program	n/a	1999	1994	n/a	n/a	n/a	1995	1994	1994
FAM Trust	n/a	n/a	2000	n/a	n/a	n/a	1996	1982	1984
Focus Twenty Trust	2000	2000	n/a	2000	2000	2000	n/a	n/a	n/a
Mid Cap Trust	2000	2000	n/a	2000	2000	2000	n/a	n/a	n/a
Large Cap Trust	1999	1999	n/a	1999	1999	2000	n/a	n/a	n/a
Mercury Focus Twenty	2000	2000	n/a	2000	2000	2000	n/a	n/a	n/a
Mercury HW	n/a	n/a	1996	n/a	n/a	n/a	n/a	n/a	n/a
Mercury Mid Cap	2000	2000	n/a	2000	2000	2000	n/a	n/a	n/a
Mercury Large Cap	1999	1999	n/a	1999	1999	2000	n/a	n/a	n/a

Ownership of Shares

Information relating to the share ownership by the Board Member nominees as of the Record Date is set forth in the chart below. Ms. Ramo and Messrs. Bodurtha, London, Perold, Salomon, Seiden and Swensrud own no shares of the Funds as of the Record Date.

Nominee	Fund/Series and Class	No. of Shares Held

Joe Grills	Mercury HW International Value/Class A	1,571
	Mercury HW International Value/Class A	1,337

Aggregate Dollar Range of Equity in each Fund	Name of Board Member Nominee
	Bodurtha	Glenn*	Grills	London
Asset Program
Mercury Growth Opportunity	—	—	—	—
Mercury U.S. Gov’t	—	—	—	—
Mercury Focus Twenty	—	—	—	—
Mercury HW Funds
Mercury Low Duration	—	—	—	—
Mercury Total Return Bond	—	—	—	—
Mercury HW International Value	—	—	$50,001- $100,000	—
Mercury Large Cap	—	—	—	—
Mercury Large Cap Growth	—	—	—	—
Mercury Large Cap Value	—	—	—	—
Mercury Large Cap Core	—	—	—	—
Mercury Mid Cap	—	—	—	—
Aggregate Dollar Range of Securities in All Registered Funds Overseen by Nominee advised by the Investment Adviser or its affiliate	$50,000- $100,000	Over $100,000	Over $100,000	$50,001- $100,000

Aggregate Dollar Range of Equity in each Fund	Name of Board Member Nominee
	Perold	Ramo	Salomon	Seiden	Swensrud
Asset Program	—	—
Mercury Growth Opportunity	—	—	—	—	—
Mercury U.S. Gov’t	—	—	—
Mercury Focus Twenty	—	—	—	—	—
Mercury HW Funds
Mercury Low Duration	—	—	—	—	—
Mercury Total Return Bond	—	—	—	—	—
Mercury HW International Value	—	—	—	—
Mercury Large Cap	—	—	—	—	—
Mercury Large Cap Growth	—	—	—	—	—
Mercury Large Cap Value	—	—	—	—	—
Mercury Large Cap Core	—	—	—	—	—
Mercury Mid Cap	—	—	—	—	—
Aggregate Dollar Range of Securities in All Registered Funds Overseen by Nominee advised by the Investment Adviser or its affiliate	Over $100,000	—	—	$1-$10,000	—

Board and Committee Meetings

Set forth in the table below is information regarding meetings of the Board and the Committee held, and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund’s most recently completed fiscal year. Feeder funds are not allocated any portion of the compensation paid to non-affiliated Board Members. All compensation is allocated to the corresponding Master Trust.

	Board			Audit
Fund	Number of Meetings Held[1]	Annual Fee	Per Meeting Fee[2]	Number of Meetings Held[1]	Annual Fee	Per Meeting Fee[2]	Aggregate Fees and Expenses
Asset Program[3]	9	$1,644	$214	4	$1,644	$214	$20,935
FAM Trust[4]	7	$2,924	$780	3	N/A	N/A	$24,795
Focus Twenty Trust[5]	12	$6,322	$244	4	N/A	$121	$38,219
Large Cap Trust[5]	11	$6,650	$735	4	N/A	$363	$57,174
Mid Cap Trust[5]	11	$116	$233	4	N/A	$116	$10,571
Mercury HW4	8	$7,672	$1,866	4	N/A	N/A	$92,777

[1]	Includes telephonic meetings.
[2]	The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings.
[3]	These amounts reflect annual and per meeting fees for Mercury Growth Opportunity and Mercury U.S. Gov’t.
[4]
Each non-affiliated Board Member of this Fund receives (a) an aggregate annual retainer of $18,000 for his or her service to certain MLIM/FAM-advised funds and (b) annual meeting fees aggregating $18,000 for service to these MLIM/FAM-advised funds. The portion of the annual retainer and per meeting fees allocated to each such MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund.

[5]
Each non-affiliated Board Member of this Master Trust receives (a) an aggregate annual retainer of $100,000 for his or her service to certain MLIM/FAM-advised funds and (b) annual per meeting fees aggregating $60,000 for service to these MLIM/FAM-advised funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund; the per meeting fees are allocated equally among those funds.

Compensation of Board Members

Set forth in the table below is information regarding compensation paid by each Fund to the  non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Compensation Paid by Each Fund*
Fund	Bodurtha	Grills	London	Perold	Ramo	Salomon	Seiden	Swensrud
Asset Program	N/A	$2,651	N/A	N/A	N/A	$2,651	$2,651	$2,651
FAM Trust(1)	N/A	$6,735	N/A	N/A	N/A	N/A	N/A	N/A
Focus Twenty Trust(1)	$7,783	N/A	$7,783	$7,783	$8,193	N/A	N/A	N/A
Mid Cap Trust(1)	$1,512	N/A	$1,512	$1,512	$2,336	N/A	N/A	N/A
Large Cap Trust(1)	$11,032	N/A	$11,032	$11,032	$12,259	N/A	N/A	N/A
Mercury HW	N/A	$17,797	N/A	N/A	N/A	N/A	N/A	N/A

*	No pension or retirement benefits are accrued as part of Fund expenses.
(1)	Feeder funds are not allocated any portion of the compensation paid to non-affiliated Board Members. All compensation is allocated to the corresponding Master Trust.

Set forth in the table below is information regarding the aggregate compensation for serving as a Board Member paid by all MLIM/FAM-advised funds to the non-affiliated Board Members for the year ended December 31, 2001.

Name	Aggregate Compensation Paid to Board Members by MLIM/FAM-Advised Funds
James H. Bodurtha	$160,000
Joe Grills	$259,500
Herbert I. London	$160,000
André F. Perold	$160,000
Roberta Cooper Ramo	$160,000
Robert S. Salomon, Jr.	$222,000
Melvin R. Seiden	$222,000
Stephen B. Swensrud	$406,083

Set forth in the table below is information regarding the estimated aggregate compensation to be paid by each Fund to the non-affiliated Board Members for a 12-month period, assuming (a) the election of all nominees as Board Members, (b) that each Fund holds four Board meetings and four Committee meetings and (c) that each Board Member attends each such meeting in person.

Fund	Aggregate Estimated Annual Fees and Expenses
Asset Program	$40,000
FAM Trust	$30,000	(1)
Focus Twenty Trust	$43,000	(1)
Mid Cap Trust	$9,000
Large Cap Trust	$57,000	(1)
Mercury HW	$67,000	(2)

(1)	Feeder funds are not allocated any portion of the compensation paid to non-affiliated Board Members. All compensation is allocated to the corresponding Master Trust.
(2)
This amount is the estimated aggregate annual fees for Mercury HW International Value. The aggregate estimated annual fees for the other two series, Mercury Low Duration and Mercury Total Return Bond, which are Feeder Funds of FAM Trust, are included in the amount estimated for FAM Trust.

EXHIBIT C

INFORMATION PERTAINING TO OFFICERS

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

Certain biographical and other information relating to the officers of each Fund is set forth below:

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds Overseen	Public Directorships
Susan B. Baker (43)	Secretary of Master Focus Twenty Master Mid Cap Mercury Focus Twenty Mercury Mid Cap	Secretary since 2000 2000 2000 2000	Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from 1993 to 1999; Attorney associated with MLIM since 1987.	12 registered investment companies consisting of 12 portfolios	None

R. Elise Baum (41)	Senior Vice President Asset Program	Senior Vice President since 2000	First Vice President of MLIM since 1999; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.	2 registered investment companies consisting of 2 portfolios	None

Donald C. Burke (41)	Vice President/ Treasurer Asset Program FAM Trust Focus Twenty Trust Mercury Focus Twenty Large Cap Trust Mercury Large Cap Mercury HW	Vice President/Treasurer since 1994/1999 2000/2000 2000/2000 2000/2000 1999/1999 1999/1999 2000/2000
First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
				133 registered investment companies consisting of 196 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds Overseen	Public Directorships

Robert C. Doll (47)	Senior Vice President Asset Program Focus Twenty Trust Mercury Focus Twenty Large Cap Trust Mercury Large Cap	Senior Vice President since 1999 2000 2000 1999 1999
President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM and MLIM from 2000 to 2002; Director of Princeton Services since 1999; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.
				51 registered investment companies consisting of 71 portfolios	None

Lawrence R. Fuller (60)	Senior Vice President Asset Program	Senior Vice President since 1998	First Vice President of MLIM since 1997; Vice President of MLIM from 1992 to 1997.	6 registered investment companies consisting of 7 portfolios	None

Linda J. Gardner (38)	Vice President Large Cap Trust Mercury Large Cap	Vice President since 1999 1999	Vice President and Chief Administrative Officer, Equities, of FAM since 1999; Manager of Equity Administration of OppenheimerFunds, Inc. from 1991 to 1999.	3 registered investment companies consisting of 3 portfolios	None

Teresa Giacino (38)	Vice President Asset Program	Vice President since 2001	Vice President of MLIM since 1992.	1 registered investment company consisting of 1 portfolio	None

Phillip S. Gillespie (38)	Secretary FAM Trust Mercury HW	Secretary since 2001 2001
First Vice President of MLIM since 2001; Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.
				30 registered investment companies consisting of 62 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds Overseen	Public Directorships

Michael S. Hahn (34)	Vice President Focus Twenty Trust Mercury Focus Twenty Master Mid Cap Mercury Mid Cap	Vice President since 2000 2000 2000 2000
Associate Portfolio Manager of Master
Mid Cap and MLIM since 1999; portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999; assistant portfolio manager for First Maryland Bancorp from 1994 to 1996.
				3 registered investment companies consisting of 3 portfolios	None

Philip E. Laverson (32)	Vice President Large Cap Trust Mercury Large Cap	Vice President since 2000 2000	Vice President of FAM and MLIM since 2000; Vice President of Investment Strategy and Economics at Prudential Securities from 1995 to 2000.	3 registered investment companies consisting of 3 portfolios	None

Allan J. Oster (38)	Secretary Asset Program	Secretary since 2000
Director (Legal Advisory) of MLIM since 2002; Vice President (Legal Advisory) of MLIM from 2000 to 2002; Attorney with FAM and MLIM from 1999 to 2000; Associate with Drinker, Biddle & Reath LLP from 1996 to 1999; Senior Counsel with the U.S. Securities and Exchange Commission from 1991 to 1996.
				6 registered investment companies consisting of 30 portfolios	None

Alice A. Pellegrino (41)	Secretary Large Cap Trust Mercury Large Cap	Secretary since 1999 1999	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	40 registered investment companies consisting of 49 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board.

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock or shares of beneficial interest, held of record by the undersigned on January 22, 2002 at the Meeting of Shareholders to be held on March 15, 2002 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

         By signing and dating this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
FAM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	For all Funds:					To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.

Election of Directors/Trustees
			For All	Withhold All	For All Except
			[_]	[_]	[_]

	01)	James H. Bodurtha
	02)	Terry K. Glenn
	03)	Joe Grills
	04)	Herbert I. London
	05)	André F. Perold
	06)	Roberta Cooper Ramo
	07)	Robert S. Salomon Jr.
	08)	Melvin R. Seiden
	09)	Stephen B. Swensrud

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Directors/Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock or shares of beneficial interest, held of record by the undersigned on January 22, 2002 (January 28, 2002 for Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc.) at the Meeting of Shareholders to be held on March 15, 2002 (March 25, 2002 in the case of Master Mid Cap Growth Trust and Mercury Mid Cap Growth Fund, Inc.) or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

         By signing and dating this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
FAM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. For Mercury Large Cap Series Funds, Inc., Mercury Focus Twenty Fund, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Low Duration Fund and Mercury Total Return Bond Fund:

Please vote for the Directors/Trustees of the Fund, and instruct the Fund to vote for the Trustees of the corresponding Master Trust.

1(a)	Election of Directors/Trustees		1(b)	Election of Master Trust Trustees
					For	Withhold	For All	VOTING INSTRUCTIONS:
	01A)	James H. Bodurtha	01B)	James H. Bodurtha	All	All	Except	To withhold authority to vote
	02A)	Terry K. Glenn	02B)	Terry K. Glenn				for certain nominees only, mark
	03A)	Joe Grills	03B)	Joe Grills				“For All Except” and write the
	04A)	Herbert I. London	04B)	Herbert I. London				nominee’s number on the line below.
	05A)	André F. Perold	05B)	André F. Perold	[_]	[_]	[_]
If you want to withhold authority for certain nominees to serve on both boards, write in a separate number for both Item 1(a) and Item 1(b). If you want to withhold authority for certain nominees to serve on one board, write in the appropriate number for either Item 1(a) or Item 1(b).

	06A)	Roberta Cooper Ramo	06B)	Roberta Cooper Ramo
	07A)	Robert S. Salomon Jr.	07B)	Robert S. Salomon Jr.
	08A)	Melvin R. Seiden	08B)	Melvin R. Seiden
	09A)	Stephen B. Swensrud	09B)	Stephen B. Swensrud

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY

This proxy is solicited on behalf of the Board of
Trustees

         The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest of Master Focus Twenty Trust, held of record for the benefit of the undersigned by Oppenheimer Select Managers Mercury Advisors Focus Growth Fund on January 22, 2002 at the Meeting of Shareholders to be held on March 15, 2002 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

         By signing and dating this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

         Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

         Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
FAM KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Trustees
		For All	Withhold All	For All Except	To withhold authority to vote for certain nominees only, mark “For All Except” and write the nominee’s number on the line below.
		[_]	[_]	[_]

01)	James H. Bodurtha
02)	Terry K. Glenn
03)	Joe Grills
04)	Herbert I. London
05)	André F. Perold
06)	Roberta Cooper Ramo
07)	Robert S. Salomon Jr.
08)	Melvin R. Seiden
09)	Stephen B. Swensrud

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date